Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PBF Holding Company LLC (PBF Holding) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph Marino, Senior Vice President and Chief Financial Officer of PBF Holding, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PBF Holding.

/s/ Joseph Marino
Joseph Marino
Senior Vice President and Chief Financial Officer
August 4, 2026

A signed original of the written statement required by Section 906 has been provided to PBF Holding Company LLC and will be retained by PBF Holding Company LLC and furnished to the Securities and Exchange Commission or its staff upon request.